TRUST AGREEMENT

                                     BETWEEN

                         WARWICK COMMUNITY BANCORP, INC.

                                       AND

                           ORANGE COUNTY TRUST COMPANY


                                     FOR THE

                         RECOGNITION AND RETENTION PLAN
                       OF WARWICK COMMUNITY BANCORP, INC.



                     --------------------------------------









                        ENTERED INTO AS OF JUNE 24, 1998


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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   TRUST FUND

      SECTION 1.1       TRUST FUND.............................................1
      SECTION 1.2       COLLECTION OF CONTRIBUTIONS............................2
      SECTION 1.3       NON-DIVERSION OF FUNDS.................................2

                                ARTICLE II

                       INVESTMENT AND ADMINISTRATION

      SECTION 2.1       IN GENERAL.............................................2
      SECTION 2.2       LIQUIDITY..............................................2
      SECTION 2.3       TRUSTEE'S ADMINISTRATIVE AUTHORITY.....................3
      SECTION 2.4       INVESTMENT DECISIONS...................................4
      SECTION 2.5       EXERCISE OF VOTING RIGHTS WITH RESPECT TO SHARES.......5
      SECTION 2.6       RESPONSE TO TENDER OFFERS AND SIMILAR EVENTS...........5

                                ARTICLE III

                           TRUSTEE AND COMMITTEE

      SECTION 3.1       COMMITTEE..............................................6
      SECTION 3.2       TRUSTEE'S RELIANCE.....................................6
      SECTION 3.3       LEGAL COUNSEL..........................................6
      SECTION 3.4       LIABILITY UNDER THE PLAN...............................7
      SECTION 3.5       INDEMNIFICATION........................................7

                                ARTICLE IV

                     DISTRIBUTIONS FROM THE TRUST FUND

      SECTION 4.1       IN GENERAL.............................................7
      SECTION 4.2       DIRECTION BY THE COMMITTEE.............................7
      SECTION 4.3       METHOD OF PAYMENT......................................8

                                 ARTICLE V

                            TRUSTEE'S ACCOUNTS

      SECTION 5.1       ACCOUNTS...............................................8

                                    (i)


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                                                                            Page
                                                                            ----

      SECTION 5.2       VALUATION OF TRUST FUND................................8
      SECTION 5.3       REPORTS TO THE COMMITTEE...............................8
      SECTION 5.4       RIGHT OF JUDICIAL SETTLEMENT...........................9
      SECTION 5.5       ENFORCEMENT OF AGREEMENT...............................9

                                ARTICLE VI

                      TAXES; COMPENSATION OF TRUSTEE

      SECTION 6.1       TAXES.................................................10
      SECTION 6.2       COMPENSATION OF TRUSTEE; EXPENSES.....................10

                                ARTICLE VII

                    RESIGNATION AND REMOVAL OF TRUSTEE

      SECTION 7.1       RESIGNATION OR REMOVAL OF TRUSTEE.....................10
      SECTION 7.2       APPOINTMENT OF SUCCESSOR..............................10
      SECTION 7.3       SUCCESSION............................................11
      SECTION 7.4       SUCCESSOR BOUND BY AGREEMENT..........................11

                               ARTICLE VIII

                         AMENDMENT AND TERMINATION

      SECTION 8.1       AMENDMENT AND TERMINATION.............................11

                                ARTICLE IX

                               MISCELLANEOUS

      SECTION 9.1       BINDING EFFECT; ASSIGNABILITY.........................12
      SECTION 9.2       GOVERNING LAW.........................................12
      SECTION 9.3       NOTICES...............................................12
      SECTION 9.4       SEVERABILITY..........................................13
      SECTION 9.5       WAIVER................................................13
      SECTION 9.6       NON-ALIENATION........................................13
      SECTION 9.7       COMPLIANCE WITH SECURITIES LAWS.......................13
      SECTION 9.8       HEADINGS..............................................14
      SECTION 9.9       CONSTRUCTION OF LANGUAGE..............................14
      SECTION 9.10      COUNTERPARTS..........................................14


                                   (ii)


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                                 TRUST AGREEMENT

                                     FOR THE

                         RECOGNITION AND RETENTION PLAN
                       OF WARWICK COMMUNITY BANCORP, INC.


                  This TRUST AGREEMENT ("Agreement") is made as of June 24, 1998, by and between WARWICK COMMUNITY BANCORP, INC., a business corporation organized under the laws of the State of Delaware and having its executive offices at 18 Oakland Avenue, Warwick, New York 10991-0591 ("Company"), and ORANGE COUNTY TRUST COMPANY, a New York chartered banking corporation with a principal place of business at 75 North Street, Middletown, New York 10940 ("Trustee").


                            W I T N E S S E T H :


                  WHEREAS, the Company has, by action of its Board of Directors, adopted the Recognition and Retention Plan of Warwick Community Bancorp, Inc. (the "Plan") to promote the growth and profitability of the Company and to provide certain key executives and directors ("Participants") of the Company with an incentive to achieve corporate objectives, to attract and retain key executives and directors of outstanding competence and to provide such executives and directors with an equity interest in the Company; and

                  WHEREAS, the Company has, in accordance with the terms of the Plan, appointed a Compensation Committee ("Committee") to administer the Plan; and

                  WHEREAS, the Plan contemplates the establishment and continuance of a trust so long as the Plan remains in effect, to which contributions will be made from time to time, to be accepted, invested and maintained in accordance with this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Trustee hereby agree as follows:


                                    ARTICLE I

                                   TRUST FUND

                  SECTION 1.1       TRUST FUND.

                  The Company hereby establishes with the Trustee a trust, pursuant to the Plan, in which shall be deposited such common stock, par value $0.01 per share, of Warwick Community Bancorp, Inc. ("Shares") and such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Company in accordance with terms of the Plan. All such Shares and all such sums of money, all investments and reinvestments



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thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund." The Trust Fund shall be held, managed and admini stered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agree ment and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

                  SECTION 1.2       COLLECTION OF CONTRIBUTIONS.

                  The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan or for the collection of any contributions to the Trust Fund required under the Plan, nor shall it have any authority to bring any action or proceeding to enforce the collection of any such amount or to make inquiry as to whether any such contributions received by it were properly collected or computed in accordance with the terms of the Plan.

                  SECTION 1.3       NON-DIVERSION OF FUNDS.

                  Notwithstanding anything to the contrary contained in this Agreement or any amendment hereto, no part of the Trust Fund other than such part as may be used to defray expenses and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries prior to the satisfaction of all of the Company's liabilities under the Plan.


                                   ARTICLE II

                          INVESTMENT AND ADMINISTRATION

                  SECTION 2.1       IN GENERAL.

                  The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Article II, without distinction between principal and income and without regard to the restrictions of the laws of the State of New York, or of any other jurisdiction, relating to the investment of trust funds. The Trust Fund shall be invested pursuant to directions given in accordance with section 2.4.

                  SECTION 2.2       LIQUIDITY.

                  Notwithstanding any provisions of this Article II to the contrary, the Trustee, in its sole discretion or as the Committee shall request, may retain uninvested cash or cash balances, and sell, to provide cash or cash balances, such investments in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for invest ment in investment grade commercial paper rated A-1 or P-1 or in obligations of, or guaranteed by, the United States government or any of its agencies.



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                  SECTION 2.3       TRUSTEE'S ADMINISTRATIVE AUTHORITY.

                  (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of section 1.3 and this
         Article II, the Trustee is authorized and empowered:

                           (i) to sell, exchange, convey, transfer or dispose of
                  and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                           (ii) to retain, manage, operate, repair and
                  rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold title to any such real property;

                           (iii) unless otherwise agreed to and subject to
                  section 2.5, to vote in person or by proxy on any stocks, bonds, or other securities held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

                           (iv) with respect to any investment, to join in,
                  dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

                           (v) to settle, adjust, compromise, or submit to
                  arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

                           (vi) to deposit any property with any protective,
                  reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

In exercising such powers with respect to any portion of the Trust Fund that is invested in the discretion of the Trustee pursuant to section 2.2, the Trustee shall act in its discretion.




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                  (b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to section 1.3 and this Article II, the Trustee is authorized and empowered, in its discretion:

                           (i) to commence or defend suits or legal proceedings,
                  and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

                           (ii) to register securities in its name or in the
                  name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form, but the books and records of the Trustee shall at all times show that such investments are part of the Trust Fund;

                           (iii) to borrow or raise moneys for the purposes of
                  the Trust Fund from any lender, except the Trustee in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing;

                           (iv) to make distributions in cash or in Shares upon
                  the direction of the Committee;

                           (v) to employ such agents, counsel and accountants as
                  the Trustee shall deem advisable and to pay their reasonable expenses and compensation;

                           (vi) to make, execute, acknowledge, and deliver any
                  and all deeds, leases, assignments and instruments; and

                           (vii) generally to do all acts which the Trustee may
                  deem necessary or desirable for the administration and protection of the Trust Fund.

                  SECTION 2.4       INVESTMENT DECISIONS.

                  The Trustee shall invest and reinvest the Trust Fund in accordance with the directions of the Committee. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to directions of the Committee nor to make any recommendation with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim



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or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or failing to act in the absence of any such direction. To the extent that the Committee does not furnish directions as to the investment of any portion of the Trust Fund that is subject to its direction, the Trustee shall invest and reinvest the Trust Fund
(a) in Shares and (b) to the extent that it is not practicable to invest and reinvest the Trust Fund in Shares, in any savings account, time or other interest bearing deposit or in any other interest bearing obligation of any one or more savings banks, savings and loan associations, banks and other financial institutions, or any of them, including the Trustee and any subsidiary of the Company.

                  SECTION 2.5       EXERCISE OF VOTING RIGHTS WITH RESPECT TO
                                    SHARES.

                  (a) Except to the extent provided in section 2.5(b), the Committee shall direct the Trustee as to the manner of exercise of voting rights appurtenant to Shares held in the Trust Fund. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which voting rights are to be exercised and shall refrain from exercising the voting rights appurtenant to Shares held in the Trust Fund in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such voting rights in the absence of such directions.

                  (b) Notwithstanding section 2.5(a), if and to the extent requested in writing by the Committee, the Trustee shall solicit and accept directly from Participants directions as to the manner of exercise of any voting rights in connection with Shares held in the Trust Fund. In such event, the Trustee shall act in accordance with the directions that it receives from each Participant for each matter as to which voting rights are to be exercised and shall refrain from exercising such voting rights in the absence of directions as to how to exercise such voting rights. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such voting rights in the absence of such directions.

                  SECTION 2.6      RESPONSE TO TENDER OFFERS AND SIMILAR EVENTS.

                  (a) Except to the extent provided in section 2.6(b), the Committee shall direct the Trustee as to the manner of exercise of any rights to tender Shares held in the Trust Fund or otherwise act in response to any tender offer with respect to Shares or any other offer to purchase, exchange, redeem or otherwise transfer such Shares. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which such rights are to be exercised and shall refrain from taking any action in response to such an offer in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such rights in the absence of such directions.

                  (b) Notwithstanding section 2.6(a), if and to the extent requested in writing by the Committee, the Trustee shall solicit and accept directly from Participants directions as to the



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                                       -6-


manner of exercise of any rights to tender Shares held in the Trust Fund or otherwise act in response to any tender offer with respect to such Shares or any other offer to purchase, exchange, redeem or otherwise transfer such Shares. In such event, the Trustee shall act in accordance with the directions that it receives from each Participant for each matter as to which rights are to be exercised and shall refrain from taking any actions in response to such an offer in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such rights in the absence of such directions.


                                   ARTICLE III

                              TRUSTEE AND COMMITTEE

                  SECTION 3.1       COMMITTEE.

                  The Company shall certify to the Trustee the names and specimen signatures of the members of the Committee appointed by the Company to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Company shall promptly give notice to the Trustee of changes in the identity of the membership of the Committee. The Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person, authorized to act for it in relation to the Trustee. The Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of it. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the membership of the Committee and the authority of any person certified to act in its behalf remain unchanged.

                  SECTION 3.2       TRUSTEE'S RELIANCE.

                  The Trustee may rely and act upon any certificate, notice or direction of the Committee, or of a person authorized to act on its behalf, or of the Company which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

                  SECTION 3.3       LEGAL COUNSEL.

                  The Trustee may consult with legal counsel (who may be counsel to the Company) concerning any question which may arise under this Agreement, and the opinion of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.




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                                       -7-


                  SECTION 3.4       LIABILITY UNDER THE PLAN.

                  The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. The Trustee shall not be obliged to take or defend any action or participate in or proceed with any suit or legal or administrative proceeding which might subject it to substantial cost or expense or liability unless first indemnified by the Company in an amount and by security satisfactory to it against all losses, costs, damages and expenses which may result therefrom or be occasioned thereby.

                  SECTION 3.5       INDEMNIFICATION.

                  The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including reasonable attorneys' fees and expenses) of any nature arising from or relating to any action or any failure to act by the Trustee, its officers, employees and agents with respect to the transactions contemplated by this Trust Agreement, including any claim made by the Company or its successors that this Trust Agreement is invalid or ultra vires, except to the extent that any such loss, liability, action, suit, judgment, demand, damage, cost or expense is the result of the gross negligence of the Trustee (determined by reference to customary trust company standards) or willful misconduct of the Trustee, its officers, employees or agents. The Trust assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company.


                                   ARTICLE IV

                        DISTRIBUTIONS FROM THE TRUST FUND

                  SECTION 4.1       IN GENERAL.

                  The Trustee shall make distributions from the Trust Fund in such amounts, at such times, and to such persons as the Committee may, from time to time, direct.

                  SECTION 4.2       DIRECTION BY THE COMMITTEE.

                  (a) A direction by the Committee to make a distribution from the Trust Fund shall:

                           (i) be made in writing;

                           (ii) specify the amount of the payment or the number
                  of Shares to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and



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                                       -8-


                           (iii) be deemed to certify to the Trustee that such
                  direction and any payment pursuant thereto are authorized under the terms of the Plan.

                  (b) The Trustee shall be entitled to rely conclusively on the Committee's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Article IV.

                  SECTION 4.3       METHOD OF PAYMENT.

                  Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Committee and mailed to the payee in care of the Company. Distributions of Shares shall be made by causing the Company, or its transfer agent, to issue to the distributee a stock certificate evidencing ownership of the designated number of Shares. To the extent that any distribution of Shares to any person requires the registration of such Shares under the securities or blue sky laws of the United States or any state, or otherwise requires any governmental approvals, the Company shall undertake to complete such registration or obtain such approvals at its sole expense.


                                    ARTICLE V

                               TRUSTEE'S ACCOUNTS

                  SECTION 5.1       ACCOUNTS.

                  The Trustee shall keep accurate and detailed accounts of all investments, reinvestments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Company or the Committee or persons designated by them. The Trustee may rely and act upon any direction by the Committee with respect to the allocation of Shares in accordance with section 3.2.

                  SECTION 5.2       VALUATION OF TRUST FUND.

                  The Trustee shall value or cause to be valued the Trust Fund as of the last business day of each fiscal year of the Company ("Valuation Date"), and shall report to the Committee the value of the Trust Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

                  SECTION 5.3       REPORTS TO THE COMMITTEE.

                  (a) Within seventy-five (75) days following the last day of each fiscal year of the trust, and within seventy-five (75) days following the effective date of the resignation or removal of the Trustee as provided in section 8.1, the Trustee shall render to the



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                                       -9-


         Committee a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund, which account shall be signed by the Trustee and mailed to the Committee.

                  (b) The Committee shall notify the Trustee in writing of any objection or exception to an account so rendered not later than sixty
         (60) days following the date on which the Account was mailed to the Committee, whereupon the Committee and the Trustee shall cooperate in resolving such objection or exception.

                  (c) If the Committee has not communicated in writing to the Trustee within sixty (60) days following the mailing of the account to the Committee any exception or objection to the account, the account shall become an account stated at the end of such sixty (60) day period. If the Committee does communicate such an exception or objection, as to which it later becomes satisfied, the Committee shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

                  (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

                  SECTION 5.4       RIGHT OF JUDICIAL SETTLEMENT.

                  Notwithstanding the provisions of section 5.3, the Trustee, the Committee, and the Company, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Committee and the Company; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

                  SECTION 5.5       ENFORCEMENT OF AGREEMENT.

                  To protect the Trust Fund from expenses which might otherwise be incurred, the Company and the Committee shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Committee or a judgment of a court of competent jurisdiction that in refusing authority the Committee acted fraudulently or in bad faith.





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                                      -10-


                                   ARTICLE VI

                         TAXES; COMPENSATION OF TRUSTEE

                  SECTION 6.1       TAXES.

                  Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund.

                  SECTION 6.2       COMPENSATION OF TRUSTEE; EXPENSES.

                  The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Company and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Company. Any such deduction and charge shall be applied first to any assets of the Trust Fund that have not been allocated to any employee under the terms of the Plan, and second, if and to the extent necessary proportionately to the assets allocated to employees under the terms of the Plan.


                                   ARTICLE VII

                       RESIGNATION AND REMOVAL OF TRUSTEE

                  SECTION 7.1       RESIGNATION OR REMOVAL OF TRUSTEE.

                  The Trustee may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Company. The Company may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trustee unless otherwise agreed upon by the Trustee and the Company.

                  SECTION 7.2       APPOINTMENT OF SUCCESSOR.

                  In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Except as is otherwise provided in section 8.l, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty (60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.




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                                      -11-


                  SECTION 7.3       SUCCESSION.

                  (a) Upon the appointment of a successor, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole discretion deem advisable for payment of its fees and all expenses in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Company, from the successor trustee, or from both.

                  (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

                  SECTION 7.4       SUCCESSOR BOUND BY AGREEMENT.

                  All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereun der.


                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

                  SECTION 8.1       AMENDMENT AND TERMINATION.

                  (a) The Company may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, (i) amend in whole or in part any or all of the provisions of this Agreement, or (ii) terminate this Agreement and the trust created hereby; provided, however, that no amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's consent.

                  (b) Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required. Any such termination shall become effective upon the receipt by the Trustee of the instrument of termination; thereafter the Trustee, upon the direction of the Committee, shall liquidate the Trust Fund to the extent required for distri bution and, after the final account of the Trustee has been approved or settled, shall distribute any Shares (and any related dividends or other related proceeds) allocated to Participants to such Participants and shall distribute the remaining balance of the Trust Fund in its hands to the Company.





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                                      -12-


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.1       BINDING EFFECT; ASSIGNABILITY.

                  This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder.

                  SECTION 9.2       GOVERNING LAW.

                  Except to the extent that the federal law of the United States of America is applicable, this Agreement and the trust created and the Trust Fund held hereunder shall be inter preted, construed and administered in accordance with the law of the State of New York without giving effect to the conflict of law provisions thereof. All contributions to the Trust Fund shall be deemed to take place in the State of New York.

                  SECTION 9.3       NOTICES.

                  Any communication requested or permitted to be given under this Agreement, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The person receiving such a communication shall be fully protected in acting in accordance therewith. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

                  If to the Company:

                           Warwick Community Bancorp, Inc.
                           18 Oakland Avenue
                           Warwick, New York  10990-0591

                           Attention:     Timothy A. Dempsey
                                          President and Chief Executive Officer



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                                      -13-


                  If to the Trustee:

                           Orange County Trust Company
                           212 Dolson Avenue
                           Middletown, New York  10940

                           Attention:   Thomas A. Varley
                                        Vice President and Senior Trust Officer

                  SECTION 9.4       SEVERABILITY.

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

                  SECTION 9.5       WAIVER.

                  Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

                  SECTION 9.6       NON-ALIENATION.

                  No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Committee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

                  SECTION 9.7       COMPLIANCE WITH SECURITIES LAWS.

                  In the event that the Plan or any portion thereof, or any interest therein, by virtue of investments made in Shares, shall be deemed to be a "security" for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or any other federal or state law, for which there is no exemption from the registration, reporting, blue sky or other requirements applicable to securities under such laws, the Company shall, at its sole cost and expense, take all such actions as are necessary or appropriate to comply with the requirements of such laws. The Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability, including any and all fees, costs and expenses arising from the registration and continuing registration of the Plan, any portion thereof or any interest therein, which may be asserted against the Trustee by reason of any determination that the Plan or any portion thereof, or any interest therein, constitutes such a security.





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                                      -14-


                  SECTION 9.8       HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

                  SECTION 9.9       CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

                  SECTION 9.10      COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company and the Trustee, respectively, have caused this Agreement to be executed in their corporate names and their corporate seals to be hereunto affixed and duly attested, all as of the date first above written.


                                   WARWICK COMMUNITY BANCORP, INC.

                                   By /s/ Ronald J. Gentile
                                     ---------------------------------------
                                            Ronald J. Gentile
                                            Executive Vice President and
                                              Chief Operating Officer
Attest:

/s/ Nancy L. Sobotor-Littell
-----------------------------
             Secretary

              [Seal]

                                   ORANGE COUNTY TRUST COMPANY

                                   By  /s/ Thomas A. Varley
                                     ---------------------------------------
                                            Thomas A. Varley
                                            Vice President and Senior
Attest:                                     Trust Officer


----------------------------
             Secretary
               [Seal]

STATE OF NEW YORK                   )
                                          : ss.:
COUNTY OF ORANGE                    )


                  On this 16th day of June, 1998, before me personally came RONALD J. GENTILE, to me known, who, being by me duly sworn, did depose and say that he resides at 30 Newport Bridge Road, Warwick, New York 10990; that he is the Executive Vice President and Chief Operating Officer of WARWICK COMMUNITY BANCORP, INC., the business corporation described in and which executed the foregoing instrument; that he knows the seal of said business corporation; that the seal affixed to said instrument is such business corporation's seal; that it was so affixed by order of the Board of Directors of said business corporation; and that he signed his name thereto by like order.



                                       /s/ Mary K. Serringer
                                       ---------------------------------------
                                                        Notary Public





STATE OF NEW YORK                   )
                                          : ss.:
COUNTY OF ORANGE                    )


                  On this 23rd day of June, 1998, before me personally came THOMAS A. VARLEY, to me known, who, being by me duly sworn, did depose and say that he resides at 38 Mill Pond Road, Otisville, New York 10963, that he is a Vice President and Senior Trust Officer of ORANGE COUNTY TRUST COMPANY, the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said banking corporation; and that he signed his name thereto by like order.



                                       /s/ Jean M. Hoag
                                       ---------------------------------------
                                                       Notary Public